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                                                                  Exhibit 10.28

                                    AMENDMENT

         THIS AMENDMENT, dated as of December 30, 1998 (herein called the "Amendment"), is entered into by and between TOLLGRADE COMMUNICATIONS, INC. (herein referred to "Tollgrade") and CHRISTIAN L. ALLISON (herein referred to as the "Executive").

                             AMENDMENT TO AGREEMENT

         WHEREAS, Tollgrade and the Executive entered into an Agreement effective dated the 13th day of December, 1995 and amended effective January 14, 1997 and January 8, 1998 governing the employment of the Executive and certain benefits to be received by the Executive in the event his employment is terminated (herein referred to as the "Agreement"); and

         WHEREAS, Tollgrade and the Executive desire to amend the Agreement upon the terms and conditions stated in this Amendment.

         NOW, THEREFORE, in consideration of the promises and the faithful performance of the mutual covenants herein contained, and intending to be legally bound hereby, Tollgrade and the Executive agree as follows:

1. Capitalized terms used herein and not otherwise defined in this Amendment shall have the meaning assigned to them in the Agreement.

2. The Agreement shall be amended such that the Executive's base salary, as specified in Section 2(b) of the Agreement, shall be increased to $200,000 per annum, plus the cost of the Executive's annual long term disability premium, effective as of the anniversary date of the Agreement.

3. Except as modified by this Amendment, the provisions of the Agreement will remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                          TOLLGRADE COMMUNICATIONS, INC.

                                          By:   /s/ Sara M. Antol
                                             ----------------------------------
                                          Title:  Chief Counsel & Secretary


                                                /s/  Christian L. Allison
                                             ----------------------------------
                                                Christian L. Allison

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